Settlement, Release, and Termination Agreement

THIS SETTLEMENT, RELEASE, AND TERMINATION AGREEMENT ("Settlement and Release") is made effective this _____ day of October, 2014, ("Settlement Date") by and between Double Crown Resources, Inc. ("Double Crown") and DDCC Marketing Group, LLC ("DDCC Marketing" and with Double Crown, the "Double Crown Parties") and Synergy Natural Resources, LLC. ("Synergy") (each a "Party" and collectively, the "Parties").

WHEREAS, from mid-February of 2013 to mid- to late-March 2013, Double Crown explored the possibility of acquiring Synergy Natural Resources and in connection with the possible transaction, Synergy shared documents and information concerning an intermodal aggregate transport system with Double Crown.

WHEREAS, Double Crown and Synergy's principals, Drew Lofstad and Brian Cochrum, individually executed a non-disclosure agreement ("NDA"), in which Synergy now claims rights following an assignment, and Double Crown and Synergy executed a Memorandum of Understanding ("MOU") in connection with the possible transaction.

WHEREAS, negotiations broke down and the parties decided not to proceed with the contemplated transaction.

WHEREAS, the Double Crown Parties continued to develop and began marketing their own intermodal aggregate transport system ("Double Crown Box").

WHEREAS, a dispute arose between the Parties with regard to whether the Double Crown Box incorporated Synergy's confidential information or trade secrets and whether either party breached tort or contractual obligations to the other.

WHEREAS, the Parties became involved in litigation in the United Stated District Court for the Southern District of Texas, Houston Division styled Civil Action No. 4:13-cv-01511, *Double Crown Resources, Inc. v. Synergy Natural Resources, LLC. v. DDCC Marketing Group, LLC* (the "Litigation"), which Litigation the Court recently dismissed on the merits following notice that the Parties had agreed to settle their dispute. The parties expressly acknowledge and agree that the Litigation includes all issues raised by the pleadings or arising out of or related to those issues asserted.

WHEREAS, the Parties mutually deny liability and enter into this Settlement and Release to eliminate the burden, expense, and risk of formal dispute resolution.

WHEREAS, the Parties intend to settle and release all claims and disputes between them, whether known or unknown and whether related or unrelated to the Litigation, subject to the terms of this Settlement and Release; however, the Parties' expressly retain the right to assert any and all infringement claims related to any future patents that may issue to, or for the benefit of, any Party.

WHEREAS, the Parties have agreed to settle their dispute on the terms set forth below.

NOW THEREFORE, in consideration of the mutual advantages and benefits accruing to the Parties, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

1. **Settlement Payment.** In exchange for the settlement and release of claims, termination of all prior existing obligations, and dismissal with prejudice of the Litigation and the claims asserted therein, the Double Crown Parties shall make the following three payments or transfers (collectively, the "Settlement Amount") to Synergy:

   a. **Cash payment.** The Double Crown Parties shall pay $30,000 (Thirty-Thousand Dollars) to Synergy, following receipt of reasonable delivery or wiring instructions, in three installments as follows:

      i. $10,000 (Ten-Thousand Dollars) within 30 days of final execution of this Settlement and Release;

      ii. an additional $10,000 (Ten-Thousand Dollars) within 60 days of final execution of this Settlement and Release;

      iii. an additional $10,000 (Ten-Thousand Dollars) within 90 days of final execution of this Settlement and Release;

   b. **Promissory Note.** Upon final execution of this Settlement and Release by all Parties, Double Crown and DDCC shall issue and deliver via U.S. Mail, overnight service, or courier to Synergy a promissory note in the amount of $600,000 (Six Hundred Thousand Dollars), in the form and with the terms set forth in Exhibit A, attached hereto ("Promissory Note").

   c. **Issuance of Shares.** Following final execution of this Settlement and Release and notice from Synergy as to whom such shares will be issued, Double Crown will cause the issuance of three (3) million shares of stock to [**Gary Riebschlager or Synergy Natural Resources, LLC**]. Double Crown agrees to use its best efforts to cause the issuance of the shares to be exempt from registration, either pursuant to Section 3(a)(10) of the Securities Act of 1933, which applies to shares issued in exchange for legal claims, property, or other securities when a court or other competent tribunal has approved the transaction after holding an adversary hearing on its fairness, or otherwise. Double Crown and DDCC agree to refrain from interfering with any attempt by Mr. Riebschlager or Synergy to remove any restrictive legend from any shares that may be issued, but disclaim any representation or warranty that the SEC or other regulatory authority would regard such shares as free trading or unrestricted, and disclaim any obligation to provide indemnification regarding such sales. Any daily sale of these shares shall not exceed the greater of: (1) 22,000 shares; or (2) 10% of the average daily trading volume for the 30 previous trading days.

2. **Security Agreement.** To secure the payment obligation set forth in the Promissory Note (described above in Paragraph 1(b)) Double Crown hereby grants Synergy a security interest in the following collateral located at Double Crown's bulk terminal facility in New Orleans, Louisiana, as of the Settlement Date: furniture, fixtures, and equipment. The Parties agree that this security interest shall be inferior to any other lien or security interest granted by Double Crown prior to the Settlement Date. Double Crown authorizes Synergy to file financing statements regarding the collateral; however, this Settlement and Release shall not be included as part of any filing. Should Synergy file financing statements, it will subsequently file all documents (*i.e.*, termination statements) necessary to release its security interests in the collateral within five (5) business days of payment in full of the Promissory Note, without further demand by Double Crown. Timely filing of termination statements is a material term of this Settlement and Release.

3. **Taxes.** The Parties acknowledge there may be tax consequences arising from the payments and transactions contemplated by this Settlement and Release. Each Party shall seek its own tax advice and be responsible for all tax obligations imposed upon or accruing to it as a result of the payments and transactions set forth herein.

4. **Termination.** All agreements between the Parties, including without limitation the NDA and MOU, excluding this Settlement and Release and the continuing obligations described herein, are hereby terminated in their entirety. The Parties have no ongoing contractual obligations to each other (no provisions of any contract survive this termination), except as set forth in this Settlement and Release.

5. **Return or Destruction of Documents.** Within thirty (30) days after the Settlement Date, all documents obtained by a Party from another Party during the Litigation, and all copies thereof, including, without limitation, copies given to expert witnesses, shall be returned to counsel for the Party that produced them or shall be destroyed.

6. **Double Crown Parties' Releases.** The Double Crown Parties on behalf of themselves and any company, partnership, limited liability company, joint venture, or any other person or any other party or entity with which Double Crown and DDCC are affiliated or any officer, director, partner, shareholder, member or controlling person, as well as any other party acting on behalf of Double Crown and DDCC agrees to full and complete release and discharge of all past, present and future claims, demands, actions, liabilities, obligations, losses, damages and compensation, whether known, unknown, suspected or unsuspected, whether based on tort, contract, or equity against Synergy, and its past, present and future agents, employees, partners, members, shareholders, officers, affiliates, successors, assigns, servants, principals, directors, insurers, attorneys, representatives, divisions, predecessors, spouses, heirs and successors in interest, and any and all other persons, firms, partnerships, limited liability companies, lenders, or corporations with whom any of the former have been, are now or may hereafter be in any way affiliated on account of or in any way relating (in the broadest possible sense), to matters whether known or unknown, now existing or subsequently arising, which were or could have been asserted, arising out of or related to the Litigation provided, however, that the

foregoing release shall not operate to release any claim by Double Crown or DDCC for a patent infringement cause of action, if any should exist, or any Party from the Party's obligations, representations and covenants to comply with this Agreement and its mutual releases, it being understood that the same shall survive the execution of these mutual releases.

7. **Synergy's Releases.** Synergy on behalf of itself and any company, partnership, limited liability company, joint venture, or any other person or any other party or entity with which Synergy is affiliated or any officer, director, partner, shareholder, member or controlling person, as well as any other party acting on behalf of Synergy agrees to full and complete release and discharge of all past, present and future claims, demands, actions, liabilities, obligations, losses, damages and compensation, whether known, unknown, suspected or unsuspected, whether based on tort, contract, or equity against Double Crown and DDCC and its past, present and future agents, employees, partners, members, shareholders, officers, affiliates, successors, assigns, servants, principals, directors, insurers, attorneys, representatives, divisions, predecessors, spouses, heirs and successors in interest, and any and all other persons, firms, partnerships, limited liability companies, lenders, or corporations with whom any of the former have been, are now or may hereafter be in any way affiliated on account of or in any way relating (in the broadest possible sense), to matters whether known or unknown, now existing or subsequently arising, which were or could have been asserted arising out of or related to the Litigation provided, however, that the foregoing release shall not operate to release any claim by Synergy for a patent infringement cause of action, if any should exist, or any Party from the Party's obligations, representations and covenants to comply with this Agreement and its mutual releases, it being understood that the same shall survive the execution of these mutual releases.

8. **Mutual Covenants Not to Sue.** The Parties covenant not to sue as to any issue, claim, demand, cost, expense, obligation, rights, or liability covered by their releases. The Parties waive the provisions, benefits, and protections of any rule or law that might otherwise render their releases and covenants not to sue unenforceable with respect to unknown claims.

9. **Synergy Indemnification.** In the event any person or entity (including but not limited to those identified below) ever asserts any claim against Double Crown or DDCC that ever arises out of or is any way based on or relates to the claims or causes of action asserted by Synergy in this Litigation or could have been asserted in this Litigation, Synergy shall defend, indemnify and hold Double Crown and DDCC harmless from and against any and all losses, damages, liability, fees, costs and/or expenses (including without limitation the payment of any and all attorneys' fees, costs and expenses as incurred by Double Crown and DDCC), against any such claims. Synergy represents and warrants that it has provided notice of the indemnity obligation contained in this provision to its current Member(s) and Managing Member(s). In the event such membership interests are conveyed or assigned after the execution of this Agreement, Synergy shall provide notice of the indemnity obligation contained in this provision to any and all successors or assigns of such

membership interests. In the event of an act that would trigger an involuntary dissolution of Synergy, or of a voluntary dissolution of Synergy, the indemnity obligation contained in this provision shall continue and be assumed by the Members who become distributees of assets and liabilities of Synergy through the wind-up of Synergy, as if they were the successors or assigns to the membership interests in Synergy as a going concern. Without limiting the foregoing, the Parties acknowledge and agree that this Indemnity provision specifically applies and extends to any claims that may be brought by:

a. Drew Lofstad and Brian Cochrum and any relative or current or former business associate of each;
b. Pass Box, LLC;
c. Pass Box Partners, LLC;
d. Pass Box Global Corp.;
e. Portare Services, LLC;
f. World Mortage Exchange Group, Inc.;
g. Goldenrod LLC;
h. Rising Eagle LLC;
i. Ronald Reeser;
j. Theodore Weyn Jr.;
k. Larry King;
l. Tracy Billings;
m. Ken Minchew;
n. Matt Flynn;
o. Neal Levine;
p. Mason Drake;
q. Scott Anthony Peterson;
r. Gary Riebschlager;
s. Hannah Parker;
t. Younghwan Park;
u. Woongho Kwon;
v. Chong Lee;
w. Yujin Jang;
x. Pinnacle Manufacturing, LLC;
y. Jeremy Handley;
z. Randall Wright;
aa. Joby Satterfield;
bb. D3C Holdings, LLC (dba Bull Dawg Sales and Services);
cc. Otis Roubieu;
dd. Keith Crews;
ee. Bull Box, LLC;
ff. Galaxy Products, LLC;
gg. BNSF Railway Company, Inc.;
hh. Richard Anthony;
ii. Murray Moran;
jj. Leland Creel;
kk. Chad Hansen;

ll. Alex Monsour;
mm. Paul Smith;
nn. Bruce Morris;
oo. Jason White;
pp. Stuart Finestone;
qq. Jim Edwards;
rr. Rachel Edwards;
ss. Loni Lowder;
tt. Sandy Reed;
uu. Alpha Omega Financial;
vv. John Smithgall;
ww. Southfund Partners;
xx. Shane Henderson;
yy. Wayne Lasseigne;
zz. Scott Cochran;
aaa. Pete Buford;
bbb. Ronnie Lampkin;
ccc. Bubba Lampkin;
ddd. Chris Jackson;
eee. Jim Flynt;
fff. Any other person or entity who executed an NDA with Synergy, Pass Box, LLC, Pass Box Global Corp., Lofstad, or Cochrum prior to receiving information about the PASSBox or other intermodal shipping container.

10. **Representations and Warranties.** Each Party represents and warrants that it has not assigned, transferred, encumbered, or otherwise disposed of all or any portion of its claims, suits, rights, and/or interests which are the subject matter of this Settlement and Release. Each Party also represents and warrants that it is authorized to fully and finally settle and resolve all claims set forth herein.

11. **Non-Disparagement.** The Parties agree to not publicly criticize, ridicule, disparage, or defame each other or otherwise take action which should reasonably be expected to adversely affect the other Party's professional reputation.

12. **No Admission of Liability.** Nothing in this Settlement and Release, including the fact that it was entered into, shall constitute or be construed as an admission on behalf of any Party as to the validity of any of the allegations of any other Party. Nor shall this Settlement and Release be admissible in any proceeding of any kind, except a proceeding to enforce or interpret its terms.

13. **Confidentiality.** The Parties agree that the terms of this Settlement and Release shall be confidential and will not be disclosed to third parties. Notwithstanding the prior sentence, the Parties may disclose the terms of this settlement, as reasonably necessary, to tax preparers or accountants, banks or lenders, investors, and to the extent any disclosure is required by any law, governmental agency, rule or regulatory

requirement, or order of court. In all such cases, the Parties agree to limit the scope of the disclosure to the minimum necessary.

14. **Assistance of Counsel.** Each Party specifically acknowledges that it, with the assistance of counsel, has read and fully understands each term and provision contained herein.

15. **Joint Drafting.** The Parties acknowledge that they bear equal responsibility for the drafting of this Settlement and Release and if any ambiguity arises in the construction or interpretation of this Settlement and Release, it shall not be construed in favor of any Party against any other.

16. **Governing Law.** The construction, interpretation, operation, effect and validity of this Settlement and Release shall be governed by the laws of the State of Texas, to the extent that non-federal law controls or applies, without regard to conflict of laws rules.

17. **Forum and Venue.** The Parties agree that any claims concerning this Settlement and Release shall be brought in the District Court of Harris County, Texas or the U.S. District Court for the Southern District of Texas, Houston Division and hereby consent to personal jurisdiction and venue in such courts.

18. **Attorneys' Fees.** The primarily prevailing party in any litigation related to this Settlement and Release shall be entitled to recover its costs and attorneys' fees.

19. **Entire Agreement.** This Settlement and Release constitutes the Parties' entire agreement, and a complete merger of all antecedent offers, counteroffers, negotiations, and agreements concerning the settlement and release of the claims described herein. No promise, inducement, or agreement not expressed herein has been made to any Party and no Party is relying on any representations of any other Party or Party's representative, agent, or attorney that is not expressly set forth in this Settlement and Release.

20. **Amendment in Writing.** This Settlement and Release shall not be amended except in writing signed by the Parties or their successors.

21. **Counterparts.** This Settlement and Release may be executed in counterparts or by facsimile, photocopy, email, PDF, or other electronic means, which, when taken together, shall constitute the entire original agreement of the Parties.

22. **Successors and Assigns.** This Settlement and Release may not be assigned, in whole or in part, by any Party without the written consent of all other Parties. In the event of any assignment or transfer of rights, this Settlement and Release shall be binding upon the successors and assigns of the Parties hereto; and if the successor or assignee is one of the persons or entities listed in Paragraph 9a-fff, such transfer shall be without regard to the application of the concept of merger, or any other legal concept that might otherwise act to extinguish the obligation of indemnity under Paragraph 9, so that such obligation shall bind the successor or assign.

23. **Non-Waiver** The waiver by either Party of any breach of any provision of this Settlement and Release shall not operate or be construed as a waiver of any subsequent breach.

24. **Further Acts.** The Parties agree to perform any further acts and to execute and deliver any further documents which may be reasonably necessary or appropriate to carry out the purposes of this Settlement and Release, including filing additional documents, if necessary, to confirm the Court's dismissal of the Litigation and all claims therein on the merits with prejudice.

25. **Severability.** Unless the basis of the bargain among the Parties is destroyed or rendered ineffective by the invalidity or unenforceability of any provision herein, if any provision of this Settlement and Release should be held to be void, voidable, or unenforceable in any respect, then the remaining portions of this Settlement and Release shall remain in full force and effect.

SYNERGY NATURAL RESOURCES, LLC

By: [signature]
Name: Drew Lofstad
Title: Owner
Date: 10/30/14

THE STATE OF TEXAS §
COUNTY OF Harris §

BEFORE ME, the undersigned authority, on this day personally appeared Drew Lofstad known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he is authorized to execute this Settlement, Compromise and Release Agreement on behalf of Synergy Natural Resources, LLC and acknowledged to me that he understood the same and executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND and seal of office on this the 30 day of October, 2014.

CECILIA GAITAN
Notary Public, State of Texas
My Commission Expires
December 05, 2017

[signature]
NOTARY PUBLIC, STATE OF TEXAS

DOUBLE CROWN RESOURCES, INC.

By: ____________________
Name: A. Lopez
Title: President
Date: 11/3/2014

THE STATE OF TEXAS §
COUNTY OF HARRIS §

BEFORE ME, the undersigned authority, on this day personally appeared A. Lopez, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he is authorized to execute this Settlement, Compromise and Release Agreement on behalf of D.C.R. Inc, and acknowledged to me that he understood the same and executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND and seal of office on this the 3 day of Nov., 2014.

____
NOTARY PUBLIC, STATE OF TEXAS

NOTARY PUBLIC STATE OF TEXAS
Nicole Voraberger
My Commission Expires
10/08/2017

DDCC MARKETING GROUP, LLC

By: Allen E Lopez
Name: A. Lopez
Title: Managing Partner
Date: 11/3/2014

THE STATE OF TEXAS §
COUNTY OF HARRIS §

BEFORE ME, the undersigned authority, on this day personally appeared A. Lopez, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he is authorized to execute this Settlement, Compromise and Release Agreement on behalf of D. M. G. LLC, and acknowledged to me that he understood the same and executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND and seal of office on this the 3 day of Nov., 2014.

Nicole Voraberger
NOTARY PUBLIC, STATE OF TEXAS

NOTARY PUBLIC STATE OF TEXAS
Nicole Voraberger
My Commission Expires
10/08/2017